SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                      [ ]

Filed by a Party other than the Registrant   [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                              WCI Communities, Inc.

                (Name of Registrant as Specified In Its Charter)

                                ICAHN PARTNERS LP
                                ICAHN ONSHORE LP
                                CCI ONSHORE CORP.
                          ICAHN PARTNERS MASTER FUND LP
                       ICAHN PARTNERS MASTER FUND II L.P.
                       ICAHN PARTNERS MASTER FUND III L.P.
                                ICAHN OFFSHORE LP
                               CCI OFFSHORE CORP.
                         HIGH RIVER LIMITED PARTNERSHIP
                             HOPPER INVESTMENTS LLC
                                 BARBERRY CORP.
                                  CARL C. ICAHN
                                 DAVID SCHECHTER
                                JONATHAN R. MACEY
                                PETER C. CLAPMAN
                             AUGUSTE E. RIMPEL, JR.
                                  HOWARD LORBER
                                MICHAEL L. ASHNER
                                JEROME M. BECKER
                                   SUMNER BAYE
                               HUGH F. CULVERHOUSE
                                KEITH A. MEISTER
                               VINCENT J. INTRIERI

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                       2007 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              WCI COMMUNITIES, INC.

                               -------------------

                                 PROXY STATEMENT
                                       OF
                               ICAHN PARTNERS LP,
                          ICAHN PARTNERS MASTER FUND LP
                                       AND
                         HIGH RIVER LIMITED PARTNERSHIP

                               -------------------

To Our Fellow WCI Stockholders:

     This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders ("Stockholders") of WCI Communities, Inc. ("WCI") in connection with the solicitation of proxies by Carl C. Icahn and certain of his affiliates and associates, to be used at the 2007 Annual Meeting (the "Annual Meeting") of Stockholders of WCI which is scheduled to be held at 10:00 a.m.
(EDT) on Friday, June 15, 2007, at the Hyatt Regency Coconut Point, 5001 Coconut Road, Bonita Springs, Florida 34134, and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about April __, 2007.

     At the Annual Meeting, the Participants (as hereinafter defined) will seek to elect to the Board of Directors of WCI a slate of ten nominees, comprised of Carl C. Icahn, David Schechter, Jonathan R. Macey, Peter C. Clapman, Auguste E. Rimpel, Jr., Howard Lorber, Michael L. Ashner, Jerome M. Becker, Sumner Baye and Hugh F. Culverhouse. Each of the nominees (each a "Nominee" and, collectively, the "Nominees") has consented to being named in this Proxy Statement and to serve as a director, if elected.

     The Nominees and each of the other Participants have no interest in WCI other than (i) through the beneficial ownership (if any) of shares of Common Stock, par value $0.01 per share (the "Common Stock"), of WCI or other securities (if any) of WCI as disclosed herein and (ii) in the case of the Nominees other than Mr. Icahn, pursuant to the agreement pursuant to which the Icahn Parties (as defined below) have agreed to pay certain fees to each such Nominee (other than Mr. Schechter) and to indemnify each such Nominee with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting (such agreement, the "Nominee Agreement"). In addition, on March 23, 2007, certain entities affiliated with Mr. Icahn commenced a tender offer in which they seek to purchase any and all outstanding shares of Common Stock, together with the associated rights to purchase preferred stock issued pursuant to the Rights Agreement, dated as of January 30, 2007 (as amended, the "Rights Agreement"), between WCI and Computershare Trust Company, N.A., as Rights Agent, at a price of $ 22.00 per share in cash, upon the terms and subject to the conditions set forth in the applicable Offer to Purchase, Letter of Transmittal and related documents filed with the Securities and Exchange Commission by Mr. Icahn and certain affiliated entities on March 23, 2007. The foregoing description of the tender offer and to such documents is qualified in its entirety by the copies of such documents which have been filed with the Securities and Exchange Commission by Mr. Icahn and certain affiliated entities on March 23, 2007 and are available at www.sec.gov.

THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS OF WCI. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF WCI CAN BEST BE EXPRESSED THROUGH THE ELECTION OF THE NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR CARL C. ICAHN, DAVID SCHECHTER, JONATHAN R. MACEY, PETER C. CLAPMAN, AUGUSTE E. RIMPEL, JR., HOWARD LORBER, MICHAEL L. ASHNER, JEROME M. BECKER, SUMNER BAYE AND HUGH F. CULVERHOUSE.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.


IMPORTANT

     The election of the Nominees requires the affirmative vote of a plurality of the votes cast, assuming a quorum is present or otherwise represented at the Annual Meeting. As a result, your vote is extremely important in deciding the future of WCI. We urge you to mark, sign, date and return the enclosed GOLD proxy card to vote FOR the election of Carl C. Icahn, David Schechter, Jonathan
R. Macey, Peter C. Clapman, Auguste E. Rimpel, Jr., Howard Lorber, Michael L. Ashner, Jerome M. Becker, Sumner Baye and Hugh F. Culverhouse.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY WCI. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

     If you have any questions or require any assistance in executing your proxy, please call:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885)

     Only holders of record of WCI's voting securities as of the close of business on April 30, 2007 (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments, postponements or continuations thereof. According to the proxy statement of WCI filed with the Securities and Exchange Commission ("WCI's Proxy Statement"), as of the Record Date, there were outstanding 42,010,175 shares of Common Stock. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of WCI held on the Record Date.

     As of the Record Date, the Participants  and their affiliates  beneficially owned an aggregate of 6,106,275 shares of Common Stock, representing approximately 14.54% of the outstanding shares of Common Stock.(1) The Participants and their affiliates intend to vote such shares FOR the election of the Nominees.


-------------------------
(1) These amounts do not include shares of Common Stock referenced in the cash settled derivative agreements described on Attachment 1 to Appendix I, as these agreements do not give the Icahn Parties or any other of the Participants direct or indirect voting, investment or dispositive control over the shares of Common Stock to which these agreements relate. Accordingly, the Icahn Parties and the other Participants disclaim any beneficial ownership in the shares of Common Stock to which these agreements relate.

PLEASE VOTE FOR CARL C. ICAHN, DAVID SCHECHTER, JONATHAN R. MACEY, PETER C. CLAPMAN, AUGUSTE E. RIMPEL, JR., HOWARD LORBER, MICHAEL L. ASHNER, JEROME M. BECKER, SUMNER BAYE AND HUGH F. CULVERHOUSE BY RETURNING YOUR COMPLETED GOLD PROXY TODAY.

PARTICIPANTS IN SOLICITATION OF PROXIES

     In addition to the Nominees (who are Carl C. Icahn, David Schechter, Jonathan R. Macey, Peter C. Clapman, Auguste E. Rimpel, Jr., Howard Lorber, Michael L. Ashner, Jerome M. Becker, Sumner Baye and Hugh F. Culverhouse), the participants in the solicitation of proxies (the "Participants") are Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II L.P. ("Icahn Master II"), Icahn Partners Master Fund III L.P. ("Icahn Master III"), High River Limited Partnership ("High River"), Mr. Keith A. Meister and Mr. Vincent J. Intrieri.

     Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Keith A. Meister and Vincent J. Intrieri are employees and/or officers or directors of the Icahn Parties and various other entities controlled by Mr. Icahn. Each of Keith A. Meister and Vincent J. Intrieri may also participate in soliciting proxies from WCI stockholders. Neither Mr. Meister nor Mr. Intrieri own beneficially any interest in securities of WCI, and will not receive any special compensation in connection with such solicitation. In connection with their employment by Mr. Icahn and his affiliated companies, Messrs. Meister and Intrieri, among other employees, each has a participatory interest in the profits and fees derived by Mr. Icahn and/or his affiliated entities from Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III (collectively, the "Funds"). Because only a portion of such profit interests are distributed and because of their other investments in the Funds, each of Mr. Meister and Mr. Intrieri also has capital accounts in the Funds. In the aggregate: (i) Mr. Meister's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds; and (ii) Mr. Intrieri's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds.

     Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

     Each of Icahn Master, Icahn Master II and Icahn Master III is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

     High River is a Delaware limited partnership principally engaged in the business of investing in securities. Hopper Investments LLC ("Hopper") is a Delaware limited liability company that serves as the general partner of High River. Barberry Corp. ("Barberry") is a Delaware corporation that serves as the sole member of Hopper. Each of Hopper and Barberry is primarily engaged in the business of investing in securities. Barberry is wholly owned by Mr. Icahn.

     Keith A. Meister and Vincent J. Intrieri are employees and/or officers or directors of the Icahn Parties and various other entities controlled by Mr. Icahn.

     The address of each of Messrs. Icahn, Meister and Intrieri is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. The address of each of Icahn Master, Icahn Master II and Icahn Master III is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of each of Icahn Partners, Icahn Onshore, CCI Onshore, Icahn Offshore, CCI Offshore, High River, Hopper and Barberry is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601.

     Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the beneficial owner of 6,096,175 shares of Common Stock, which represents approximately 14.51% of outstanding shares of Common Stock.(2)


-------------------------
(2) Except as otherwise noted herein, all share amounts are reported as of the close of business on April 29, 2007.

     High River is the beneficial owner of 1,279,725 shares of the Common Stock, Icahn Master is the beneficial owner of 1,914,558 shares of the Common Stock, and Icahn Partners is the beneficial owner of 2,901,892 shares of the Common Stock. Hopper, as the general partner of High River, and Barberry, as the sole member of Hopper, are each deemed to be the beneficial owner of the shares of Common Stock beneficially owned by High River. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, are each deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, are each deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Icahn Partners. Carl C. Icahn, as the sole stockholder of Barberry and the sole member of each of CCI Offshore and CCI Onshore, is deemed to be the beneficial owner of the shares of Common Stock beneficially owned by High River, Icahn Master and Icahn Partners.

     The purchase of the 6,096,175 shares of Common Stock owned by the Icahn Parties was made with the respective general working capital of the purchasers and, with respect to High River, pursuant to a margin account in the regular course of business. High River's margin account includes positions in securities in addition to the shares of Common Stock. The indebtedness of the margin account as of April 29, 2007 was approximately $482,703,442.

     All transactions in the securities of WCI effected within the past 2 years by the Icahn Parties, Mr. Icahn and each other Participant are contained in Appendix I attached hereto.

     On March 23, 2007, the Icahn Parties commenced a tender offer to purchase any and all outstanding shares of Common Stock, together with the associated rights to purchase preferred stock issued pursuant to the Rights Agreement, dated as of January 30, 2007, between WCI and Computershare Trust Company, N.A., as Rights Agent, as amended, at a price of $22.00 per share in cash, upon the terms and subject to the conditions set forth in the applicable Offer to Purchase, Letter of Transmittal and related documents filed with the Securities and Exchange Commission by Mr. Icahn, the Icahn Parties and certain affiliated entities on March 23, 2007.

     The tender offer is conditioned on, among other things, the board redeeming the poison pill and providing relief from the restrictions of Section 203 of the Delaware General Corporation Law, which restricts any business combination, as defined in Section 203, involving WCI and the Icahn Parties or any of their affiliates or associates. If, prior to the expiration date of the tender offer, which is currently May 18, 2007, the board has not redeemed the poison pill or provided relief from Section 203, but the Nominees constitute a majority of the board, the Icahn Parties intend to extend the expiration date to at least June 18, 2007, to allow the Nominees, subject to their fiduciary duties, to cause the poison pill to be redeemed and Section 203 to be inapplicable.

     In addition, the Icahn Parties expect the Nominees, in a manner consistent with their fiduciary duties, to properly marshal WCI's unique assets through the current residential housing industry downturn.

     The foregoing description of the tender offer and to such documents is qualified in its entirety by the copies of such documents which have been filed with the Securities and Exchange Commission by Mr. Icahn, the Icahn Parties and certain affiliated entities on March 23, 2007.


ELECTION OF DIRECTORS

     According to WCI's Proxy Statement, WCI's board of directors intends to nominate ten candidates for election as directors at the Annual Meeting. The Participants propose that WCI stockholders elect Carl C. Icahn, David Schechter, Jonathan R. Macey, Peter C. Clapman, Auguste E. Rimpel, Jr., Howard Lorber,
Michael L. Ashner, Jerome M. Becker, Sumner Baye and Hugh F. Culverhouse as directors of WCI at the Annual Meeting. Each Nominee, if elected, would hold office until the 2008 annual meeting of Stockholders and until a successor has been duly elected and qualified. If less than all of the Nominees are elected, the Participants believe that those Nominees that are elected will serve with the nominees of WCI's current board of directors that are elected. However, in such case, there is no assurance that all of the nominees of WCI's current board of directors that are elected will serve with the Nominees that are elected. Instead, all or some of such nominees of WCI's current board of directors may resign, in which case such nominees of WCI's current board of directors who are elected and choose not to resign, together with the Nominees that are elected, will constitute all of the members of the board of directors. Under WCI's Second Restated Certificate of Incorporation and WCI's Third Amended and Restated
By-laws, any vacancy created by any such resignation could be filled by a majority of the remaining members of the board (though less than a quorum).

     In the event that the Nominees have been elected to WCI's board of directors and constitute a majority of the board and, in the case of the senior subordinated notes described below, the nomination or election of the Nominees to WCI's board of directors is not approved by WCI's current board of directors,
(a) under each of WCI's senior credit facilities (under which the Icahn Parties believe there is an aggregate of approximately $1.1 billion outstanding indebtedness), the respective lenders holding at least two-thirds of the outstanding indebtedness under such credit facility, as applicable, will have the right to immediately cause all unpaid amounts under such credit facility to be immediately due and payable and (b) the holders of various senior subordinated notes of WCI (of which the Icahn Parties believe there are approximately $650 million outstanding in the aggregate) will have the right to require WCI to repurchase such notes generally within ninety days or more, at, in most cases, 101% of the par value of such notes plus accrued interest. In addition, generally, if WCI fails to pay the outstanding indebtedness under any of its senior credit facilities when due, including as a result of an acceleration of the maturity dates as described above, there will occur an event of default under the indentures governing WCI's senior subordinated notes which will enable the holders of such notes to declare such notes to become immediately  due and  payable.  Mr.  Icahn and  certain  of his  affiliates  are currently exploring various refinancing options with respect to this indebtedness, however, Mr. Icahn and such affiliates are unable to ascertain the terms and conditions of any such refinancing because of the current inability of potential financing sources to conduct a comprehensive due diligence review of WCI without the consent of WCI's current board of directors. Notwithstanding, Mr. Icahn and such affiliates are highly confident that adequate refinancing options will be available to WCI once potential financing sources are permitted to conduct such a due diligence review. In addition, Mr. Icahn and such affiliates expect that if the Nominees are elected to the board, they will, subject to their fiduciary duties, allow potential financing sources to conduct such a due diligence review. There can be no assurance that WCI will be able to obtain any such refinancing or that the terms and conditions of any such refinancing will be acceptable to WCI. The inability to obtain any such refinancing on acceptable terms could result in the bankruptcy of WCI or could otherwise have a material adverse effect on WCI. To obviate the necessity to refinance WCI's senior subordinated notes, the current board may approve the nomination or election of the Nominees to WCI's board of directors so as to avoid the repurchase obligations of WCI in respect of the senior subordinated notes as described above. Mr. Icahn and such affiliates believe that the fiduciary duties of the board may require them to do so. The foregoing description of the indebtedness of WCI is qualified in its entirety by reference hereto to the definitive documents governing such indebtedness, copies of which have been filed by WCI with the Securities and Exchange Commission. The Participants take no responsibility for the accuracy or completeness of WCI's filings with the Securities and Exchange Commission.

     Background information about the Nominees is set forth below. Except as described herein, the Nominees are not receiving any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation.

CARL C. ICAHN, age 71, has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Through his entities CCI Onshore Corp. and CCI Offshore Corp., Mr. Icahn's principal occupation is managing private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III. Since February 2005, Mr. Icahn has served as a director of CCI Onshore Corp. and CCI Offshore Corp., which are in the business of managing private investment funds, and from September 2004 to February 2005, Mr. Icahn served as the sole member of their predecessors, CCI Onshore LLC and CCI Offshore LLC, respectively. Mr. Icahn was also chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. Since 1994, Mr. Icahn has been the principal beneficial stockholder of American Railcar Industries, Inc., currently a publicly traded company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, and has served as chairman of the board and as a director of American Railcar Industries, Inc. since 1994. Since November 1990, Mr. Icahn has been chairman of the board of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership controlled by Mr. Icahn that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged in, among other things, the casino entertainment business and the home textile business. From October 1998 through May 2004, Mr. Icahn was the president and a director of Stratosphere Corporation, which operates the Stratosphere Hotel and Casino. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc. since February 2006 and was chairman of the board and a director of XO Communications, Inc. (XO Holdings' predecessor) from January 2003 to February 2006. XO Holdings, Inc. is a publicly traded telecommunications services provider controlled by Mr. Icahn. Mr. Icahn has served as a Director of Cadus Corporation, a publicly traded company engaged in the ownership and licensing of yeast-based drug discovery technologies since July 1993. In May 2005, Mr. Icahn became a director of Blockbuster Inc., a publicly traded provider of in-home movie rental and game entertainment. In September 2006, Mr. Icahn became a director of ImClone Systems Incorporated, a publicly traded biopharmaceutical company, and since October 2006 has been the chairman of the board of ImClone Systems. Mr. Icahn received his B.A. from Princeton University. The business address of Mr. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153.

Mr. Icahn indirectly owns WCI securities as described herein. In addition, Mr. Icahn and his affiliates beneficially own (as described herein) the following equity securities of WCI:


(1) Title of          (2) Name of       (3) Amount and           (4) Percent of
    of Class              Beneficial        Nature of                Class (4)
                          Owner (3)         Beneficial
                                            Ownership
--------------------------------------------------------------------------------
Common Stock, par         High River        1,279,725                3.05%
value $0.01 per
share
--------------------------------------------------------------------------------
Common Stock, par         Icahn Master      1,914,558                4.56%
value $0.01 per
share
--------------------------------------------------------------------------------
Common Stock, par         Icahn Partners    2,901,892                6.91%
value $0.01 per
share
--------------------------------------------------------------------------------


-------------------------
(3) Please note that each Participant listed in this table is, as of April 29, 2007, the beneficial owner of the shares of Common Stock set forth under the heading "(3) Amount of Beneficial Ownership" and that certain affiliates of such Participant are also deemed to be the beneficial owner of such shares of Common Stock as described herein.

(4) Please note that percentages of ownership set forth in this column were calculated based on the amount of shares of Common Stock stated to be outstanding in WCI's Proxy Statement.

DAVID SCHECHTER, age 31, has, since September 2004, served as a Director and Senior Investment Analyst for Icahn Management LP, the entity through which Carl
C. Icahn manages third party private investment funds, and from January 2004 to August 2004, Mr. Schechter served as an investment analyst with Icahn Associates Corp. and High River Limited Partnership, entities owned and controlled by Mr. Icahn that are primarily engaged in the business of holding and investing in securities. Prior to joining Mr. Icahn in January 2004, Mr. Schechter last served as vice president of global special situations at Citigroup, a unit responsible for making proprietary investments in distressed situations. Prior to joining global special situations in June 1999, Mr. Schechter was a financial analyst in the investment bank at Citigroup since July 1997. He was named to the board of WestPoint International, a manufacturer of bed and bath home fashion products affiliated with Mr. Icahn, in January 2007. Mr. Schechter received a B.S. in Economics, cum laude, from the Wharton School at the University of Pennsylvania in May 1997. In addition, in connection with his employment by Mr. Icahn and his affiliated companies, Mr. Schechter, among other employees, has a participatory interest in the profits and fees derived by Mr. Icahn and/or his affiliates from the Funds. Because only a portion of such profit interests are distributed, Mr. Schechter also has capital accounts in the Funds. In the aggregate, Mr. Schechter's profit interests and capital accounts in the Funds entitle him to less than 1% of the profits generated by the Funds. Mr. Schechter also is a party to a Nominee Agreement as described above. The business address of Mr. Schechter is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153.

JONATHAN R. MACEY, age 51, has, since 2004, been the Sam Harris Professor of Corporate Law, Corporate Finance and Securities Law at the Yale Law School, and Professor in the Yale School of Management. Professor Macey is currently a member of the Legal Advisory Committee to the Board of Directors of the New York Stock Exchange. Professor Macey is also currently the President of the non-profit Yale Law Journal Corporation. Professor Macey is currently a member of the Yale University Advisory Committee on Investor Responsibility, which develops recommendations for presentation to the Yale Corporation concerning the voting of Yale's stock at annual corporate meetings. From 1990 to 2004, Professor Macey was the J. DuPratt White Professor of Law at Cornell Law School, and from 2002 to 2004, Professor of Law & Business Administration at the Johnson Graduate School of Business at Cornell University. Professor Macey has also been a Visiting Professor at a number of law schools, including, the Stockholm School of Economics, the University of Chicago, the University of Tokyo and the University of Virginia. From 1982 to 1983, Professor Macey was law clerk to the Honorable Henry J. Friendly, United States Court of Appeals, Second Circuit. From 1998 to 1999, Professor Macey was a director of Telxon Corporation, a designer, manufacturer, integrator and marketer of wireless and portable tele-transaction computers and systems. For ten years, Professor Macey served as Reporter for the American Bar Association's Committee on Corporate Laws' Model Business Corporation Act Revision Project, the principal professional body concerned with reforming and improving the statutes that govern corporate entities. In 1977, Professor Macey received a Bachelor of Arts degree in Economics, cum laude, from Harvard College, and in 1982, a Juris Doctor degree from the Yale Law School. In 1996, Professor Macey received a Ph.D. (Law) (honoris causa) from the Stockholm School of Economics. On February 14, 2007, Professor Macey purchased 100 shares of Common Stock. Professor Macey also is a party to a Nominee Agreement as described above. The business address of Professor Macey is Yale Law School, 127 Wall Street, New Haven, CT 06525.

In addition, as of April 29, 2007, Professor Macey beneficially owned the following equity securities of WCI:


(1) Title of          (2) Name of       (3) Amount and           (4) Percent of
    of Class              Beneficial        Nature of                Class
                          Owner             Beneficial
                                            Ownership
--------------------------------------------------------------------------------
Common Stock, par         Jonathan R.       100                      Less than
value $0.01 per           Macey                                      1%
share
--------------------------------------------------------------------------------


PETER C. CLAPMAN, age 69, retired as senior vice president and chief counsel for TIAA-CREF, a financial services provider, in 2005 after 32 years of service. Mr. Clapman is currently Chairman of the Board and Trustee of AARP Mutual Funds, a mutual fund company, and chief executive officer of Governance for Owners USA, Inc., which provides corporate governance consulting services. Mr. Clapman is active in many organizations specializing in corporate governance and director education. He is a board member of the National Association of Corporate Directors and a faculty member for its Corporate Directors Institute programs. Mr. Clapman is also on the corporate governance advisory boards of the University of Delaware Business School and the Yale School of Management, and is chairman of Stanford Law School's Committee on Institutional Investor Governance. Mr. Clapman is a member of the NASDAQ Listing Council. Mr. Clapman has been on the London Stock Exchange Primary Markets Group and the New York Stock Exchange Legal Advisory Committee and has been a board member of the Investor Responsibility Research Center. In 1993, Mr. Clapman was elected as member of the American Law Institute. Mr. Clapman is a graduate of Princeton University and received a juris doctor from Harvard Law School. Mr. Clapman also is a party to a Nominee Agreement as described above. The business address of Mr. Clapman is 3 Valley Road, Scarsdale, NY 10583.

AUGUSTE E. RIMPEL, JR., age 67, has been a retired partner of PricewaterhouseCoopers LLP ("PwC") since 2000. He was with PwC and its predecessor firm, Price Waterhouse, since 1983, most recently as Managing Partner of International Consulting services for the Washington Consulting Practice of the firm. Prior to his tenure at PwC, Dr. Rimpel served as a Partner with Booz Allen & Hamilton, Inc., a management consulting firm and as a Vice President of Arthur D. Little International, Inc., a management consulting firm. Dr. Rimpel's consulting focus has been in the area of strategic planning and management. In addition, Dr. Rimpel currently serves as Chairman of the Board of Trustees of the University of the Virgin Islands. Since April 25, 2001, he has served as a member of the Audit Committee and Board of Directors of GB Holdings, Inc., an entity controlled by Carl C. Icahn that owns an interest in Atlantic Coast Entertainment Holdings, Inc., which indirectly owned and operated The
Sands Hotel and Casino in Atlantic City, New Jersey prior to its sale in November 2006. Dr. Rimpel also served as a member of the Board of Directors and the Audit Committee of Atlantic Coast Entertainment Holdings, Inc. Dr. Rimpel received graduate degrees in chemical engineering from M.I.T. (M.S.) and Carnegie Institute of Technology (PhD.) and was an International Fellow at Columbia University Graduate School of Business. Mr. Rimpel also is a party to a Nominee Agreement as described above. The business address of Mr. Rimpel is 30 Border Road, Concord MA 01742.

HOWARD LORBER, age 58, has since January 2006, been the President and Chief Executive Officer of Vector Group Limited, a publicly traded holding company principally engaged in the cigarettes business and the real estate business, in which Mr. Icahn indirectly holds a minority interest, and has served as a director of Vector Group Limited since January 2001. He served as President and Chief Operating Officer of Vector Group Limited from January 2001 to December 2005. From November 1994 to December 2005, Mr. Lorber served as President, Chief Operating Officer and a director of New Valley Corporation, the subsidiary through which Vector Group Limited conducts its real estate business. Mr. Lorber was Chairman of the Board of Directors of Hallman & Lorber Assoc. Inc., consultants and actuaries of qualified pension and profit sharing plans, and various of its affiliates from 1975 through 2004 and has been a consultant to these entities since January 2005. In addition, Mr. Lorber has been a stockholder and a registered representative of Aegis Capital Corp., a broker-dealer and a member firm of the National Association of Securities Dealers, since 1984. Since 1987, Mr. Lorber has been the Chairman of the Board of Directors, and from 1993 to 2006, the Chief Executive Officer, of Nathan's Famous, Inc., a chain of fast food restaurants. Effective January 2007, Mr. Lorber became the Executive Chairman of the Board of Nathan's Famous. Mr. Lorber has also been a director and member of the Audit Committee of United Capital Corp., a real estate investment and diversified manufacturing company, since 1991; and the Chairman of the Board of Ladenburg Thalmann Financial Services Inc., a corporation that provides a variety of investment banking, asset management, and research services to corporate, institutional, and retail clients, from 2001 to 2006. Effective July 2006, Mr. Lorber became the Vice Chairman of the Board of Ladenburg Thalmann. He is also a graduate and trustee of Long Island University. Mr. Lorber and an entity of which he is the Chief Executive Officer and an 8% beneficial owner each have limited partnership interests in Icahn Partners. In the aggregate, such limited partnership interests do not exceed 2% of the capital or profits of Icahn Partners. Mr. Lorber also is a party to a Nominee Agreement as described above. The business address of Mr. Lorber is 70 East Sunrise Highway, #411, Valley Stream, NY 11581.

MICHAEL L. ASHNER, age 54, has, since 2004, served as the Chairman and Chief Executive Officer of Winthrop Realty Trust, formerly known as First Union Real Estate Equity and Mortgage Investments, a publicly traded real estate investment trust. In addition, since 1995, Mr. Ashner has held the positions of Chairman, President and Chief Executive Officer of Winthrop Realty Partners, L.P., a full service real estate operating company, which manages a portfolio of assets consisting of 21,000,000 square feet of office and commercial space, as well as 400 hotel rooms. Since 1997, Mr. Ashner has also served as the Executive Chairman of Lexington Realty Trust (and its predecessor Newkirk Realty Trust, Inc.), a publicly traded real estate investment trust which owns a $5.5 billion portfolio of real estate assets. Mr. Ashner is also the Managing Director of AP-USX LLC, an entity which owns a 2.4 million square foot office tower. Mr. Ashner had also served as the Chairman and Chief Executive Officer of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc., three separate publicly traded real estate investment trusts listed on the American Stock Exchange that have been liquidated. Since 1981, Mr. Ashner has been Chairman of Exeter Capital Corporation, a firm that has organized and administered real estate limited partnerships. Mr. Ashner also currently serves on the Board of Directors of NBTY Inc., a publicly traded company that is a manufacturer, marketer and retailer of nutritional supplements. From 2000 to 2005, Mr. Ashner had served as a director and member of the Audit Committee of GB Holdings, Inc., an entity controlled by Carl C. Icahn that owns an interest in Atlantic Coast Entertainment Holdings, Inc., which indirectly owned and operated The Sands Hotel and Casino in Atlantic City, New Jersey prior to its sale in November 2006. From 2003 to 2006, Mr. Ashner had also served as a member of Atlantic Holdings Coast Entertainment Holdings, Inc.'s Board of Directors. Mr. Ashner graduated cum laude from Cornell University and received a juris doctor magna cum laude from University of Miami School of Law. On February 21, 2007, Mr. Ashner purchased 10,000 shares of Common Stock. Mr. Ashner also is a party to a Nominee Agreement as described above. The business address of Mr. Ashner is Two Jericho Plaza, Suite 111-Wing A, Jericho, NY 11753.

In addition, as of April 29, 2007, Mr. Ashner beneficially owned the following equity securities of WCI:


(1) Title of          (2) Name of       (3) Amount and           (4) Percent of
    of Class              Beneficial        Nature of                Class
                          Owner             Beneficial
                                            Ownership
--------------------------------------------------------------------------------
Common Stock, par         Michael L.        10,000                   Less than
value $0.01 per           Ashner                                     1%
share
--------------------------------------------------------------------------------


JEROME M. BECKER, age 71, currently serves as a Special Disciplinary Referee for the Appellate Division of the First and Second Judicial Departments, an assignment he has performed for the past decade, and a Mediator for the Supreme Court of the State of New York, an assignment he has performed for the past 3 years. In January 2007, he was appointed as a Special Master for the Supreme Court of the State of New York. From 1995 to 2006, He served as Chairman of the New York State Housing Finance Agency, Chairman of the New York State Affordable Housing Agency, Chairman of the New York State Municipal Bond Bank Agency, and Vice-Chairman of the State of New York Mortgage Agency. Up until 2006, Mr. Becker also served as a Director of the New York State Housing Trust Fund Corporation and a Director of the Homeless Housing Assistance Corporation. Prior to his career in public service, Mr. Becker was engaged in the private practice of law, specializing in real estate matters. From November 1999 through December 2002, Judge Becker was a director of Stratosphere Corporation, which operates the Stratosphere Hotel and Casino. Mr. Becker earned a Bachelor of Science from Hofstra University and received a juris doctor from New York Law School. Mr. Becker also is a party to a Nominee Agreement as described above. The business address of Mr. Becker is Two Dogs Farm, PO Box 20, Erwinna, PA 18920.

SUMNER BAYE, age 74, has been President and a Partner of International Hotel Network, a hospitality consulting firm headquartered in New York City, for more than 15 years. Mr. Baye has worked in the hospitality industry more than 35 years, including as a Vice President in the sales, marketing and conference division of Sheraton Hotels and as a Vice President of Travel and Related
Services at American Express. He formed Sumner A. Baye, Inc., a hotel representative and consulting firm, which was acquired by the American Express Company. Mr. Baye formed Hotel Network, the predecessor to International Hotel Network. Mr. Baye also is a party to a Nominee Agreement as described above. The business address of Mr. Baye is 300 East 71st Street, New York, NY 10021.

HUGH F. CULVERHOUSE, age 57, has, since 2001, owned Palmer Ranch Holdings Ltd., an entity that owns a Master Planned Community in Sarasota County Florida. Palmer Ranch, among other things, engages in land sales to public and local developers. Since 1989, Mr. Culverhouse has also owned Culverhouse Limited Partnership, an entity that invests in real estate and securities. From 1997 to 2001, Mr. Culverhouse served as the Head Trustee of Hugh F. Culverhouse Trust, an entity that managed a portfolio of assets consisting of land holdings, orange groves, utility companies and other businesses. Prior thereto, Mr. Culverhouse engaged in the private practice of law and served as an Assistant United States Attorney, Miami Florida, and a Trial Attorney for the United Securities and Exchange Commission. From 1991 to 1997, Mr. Culverhouse served on the Board of Directors and as a member of the Audit Committee of Del Webb Corporation, a publicly traded real estate development company. Mr. Culverhouse is a graduate of the University of Florida, received an MBA from New York University and received a juris doctor from University of Florida. Mr. Culverhouse also is a party to a Nominee Agreement as described above. The business address of Mr. Culverhouse is 2601 South Bayshore Drive, SBS Tower, PH1-C, Miami, FL 33133.


WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF CARL C. ICAHN, DAVID SCHECHTER, JONATHAN R. MACEY, PETER C. CLAPMAN, AUGUSTE E. RIMPEL, JR., HOWARD LORBER,
MICHAEL L. ASHNER, JEROME M. BECKER, SUMNER BAYE AND HUGH F. CULVERHOUSE BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF ALL THE NOMINEES NAMED ON THE GOLD PROXY CARD.

     Appendix I attached hereto sets forth, as to each of the Nominees and the other Participants, all transactions in securities of WCI effected during the past two years.

     With respect to each Participant (other than the Nominees), except as set forth herein or in any of the Appendices attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of WCI, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant's associates have any arrangement or understanding with any person with respect to (A) any future employment by WCI or its affiliates or
(B) any future transactions to which WCI or any of its affiliates will or may be a party.

     With respect to each Nominee, except as set forth herein or in any of the Appendices attached hereto, such Nominee has advised us that (i) such Nominee is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of WCI, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Nominee nor any of such Nominee's associates have any arrangement or understanding with any person with respect to (A) any future employment by WCI or its affiliates or (B) any future transactions to which WCI or any of its affiliates will or may be a party.

     None of the Nominees would be barred from being considered independent under (i) the applicable standards of the New York Stock Exchange or (ii) the independence standards applicable to WCI under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     With respect to each Nominee (other than Mr. Icahn), such Nominee is party to a Nominee Agreement, pursuant to which the Icahn Parties have agreed to pay $25,000 to each such Nominee (other than Mr. Schechter), to pay the costs of the proxy contest relating to the Annual Meeting for each Nominee, and to indemnify each Nominee with respect to certain claims, costs and expenses incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting. The Nominee Agreement also contains an acknowledgment of the parties that, should such Nominee be elected to the Board of Directors of WCI, all of the activities and decisions of such Nominee as a director will be governed by applicable law and subject to such Nominee's fiduciary duty to the stockholders of WCI and, as a result, that there is, and can be, no agreement between such Nominee and the Icahn Parties which governs the decisions which such Nominee will make as a director of WCI.

     In the event that (i) Mr. Icahn (together with his affiliates) become the beneficial owner, directly or indirectly, of more than 50% of the Shares of Common Stock, including as a result of the consummation of the tender offer, described above, or (ii) the Nominees have been elected to WCI's board of directors and constitute a majority of the board and, in the case of the senior subordinated notes described below, the nomination or election of the Nominees to WCI's board of directors is not approved by WCI's current board of directors,
(a) under each of WCI's senior credit facilities (under which the Icahn Parties believe there is an aggregate of approximately $1.1 billion outstanding indebtedness), the respective lenders holding at least two-thirds of the outstanding indebtedness under such credit facility, as applicable, will have the right to immediately cause all unpaid amounts under such credit facility to be immediately due and payable and (b) the holders of various senior subordinated notes of WCI (of which the Icahn Parties believe there are approximately $650 million outstanding in the aggregate) will have the right to require WCI to repurchase such notes generally within ninety days or more, at, in most cases, 101% of the par value of such notes plus accrued interest. In addition, generally, if WCI fails to pay the outstanding indebtedness under any of its senior credit facilities when due, including as a result of an acceleration of the maturity dates as described above, there will occur an event of default under the indentures governing WCI's senior subordinated notes which will enable the holders of such notes to declare such notes to become immediately  due and  payable.  Mr.  Icahn and  certain  of his  affiliates  are currently exploring various refinancing options with respect to this indebtedness, however, Mr. Icahn and such affiliates are unable to ascertain the terms and conditions of any such refinancing because of the current inability of potential financing sources to conduct a comprehensive due diligence review of WCI without the consent of WCI's current board of directors. Notwithstanding, Mr. Icahn and such affiliates are highly confident that adequate refinancing options will be available to WCI once potential financing sources are permitted to conduct such a due diligence review. In addition, Mr. Icahn and such affiliates expect that if the Nominees are elected to the board, they will, subject to their fiduciary duties, allow potential financing sources to conduct such a due diligence review. There can be no assurance that WCI will be able to obtain any such refinancing or that the terms and conditions of any such refinancing will be acceptable to WCI. The inability to obtain any such refinancing on acceptable terms could result in the bankruptcy of WCI or could otherwise have a material adverse effect on WCI. To obviate the necessity to refinance WCI's senior subordinated notes, the current board may approve the nomination or election of the Nominees to WCI's board of directors so as to avoid the repurchase obligations of WCI in respect of the senior subordinated notes, as described above. Mr. Icahn and such affiliates believe that the fiduciary duties of the board may require them to do so. The foregoing description of the indebtedness of WCI is qualified in its entirety by reference hereto to the definitive documents governing such indebtedness, copies of which have been filed by WCI with the Securities and Exchange Commission. The Participants take no responsibility for the accuracy or completeness of WCI's filings with the Securities and Exchange Commission.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


     According to WCI's Proxy Statement, WCI is soliciting proxies with respect to 1 proposal other than the election of directors. Please refer to WCI's Proxy Statement for a detailed discussion of this proposal, including various arguments in favor of and against such proposal. This proposal is discussed briefly below. EXCEPT AS SET FORTH BELOW, THE PARTICIPANTS MAKE NO RECOMMENDATION AS TO THIS PROPOSAL AND INTEND TO ABSTAIN FROM VOTING THEREON. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO ABSTAIN FROM VOTING ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD WITH RESPECT TO THIS PROPOSAL, EXCEPT AS SET FORTH BELOW.

ITEM  2  --  RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT   REGISTERED  PUBLIC
             ACCOUNTING FIRM

     At the Annual Meeting, the WCI stockholders will be asked to ratify the appointment of Ernst & Young LLP as WCI's independent registered public accounting firm for 2007. WCI's board of directors unanimously recommended a vote for this proposal. The Participants make no recommendation as to this proposal.

VOTING ON ITEM 2

     The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, Item 2 described above by marking the proper box on the GOLD proxy card.

OTHER PROPOSALS

     The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, which are unknown to the Participants a reasonable time before the solicitation, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES

     According to WCI's Proxy Statement, the voting procedures are as set forth below.

     Holders of shares of WCI's Common Stock, at the close of business on April 30, 2007 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. According to WCI's Proxy Statement, as of the Record Date, 42,010,175 shares of Common Stock were outstanding. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for transacting business at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. Accordingly, assuming there are 42,010,175 shares of Common Stock outstanding as of the Record Date, the presence, in person or by proxy, of the holders of 21,005,088 shares of Common Stock entitled to vote constitutes a quorum for transacting business at the Annual Meeting.

     Directors are elected by a plurality of the votes cast by the holders of WCI's Common Stock in person or represented by proxy and entitled to vote at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors.

     Assuming a quorum is present, a majority of the votes present in person or represented by proxy and entitled to vote is necessary to ratify the appointment of Ernst & Young LLP as WCI's independent registered public accounting firm for 2007. Consequently, any shares that are present in person or represented by proxy and entitled to vote at the Annual Meeting but are not voted (whether by abstention or otherwise) have the same effect as a vote against this proposal.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED ON THE ENCLOSED GOLD PROXY CARD WILL VOTE YOUR SHARES FOR CARL C. ICAHN, DAVID SCHECHTER, JONATHAN R. MACEY, PETER C. CLAPMAN, AUGUSTE E. RIMPEL, JR., HOWARD LORBER, MICHAEL L. ASHNER, JEROME M. BECKER, SUMNER BAYE AND HUGH F. CULVERHOUSE WITH RESPECT TO PROPOSAL 1, AND WILL ABSTAIN FROM VOTING WITH RESPECT TO PROPOSAL 2.

     In addition, if any other matters should properly come before the Annual Meeting, which are unknown to the Participants a reasonable time before the solicitation, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment. The Participants and their affiliates know of no other business to be presented at the Annual Meeting.


IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

     If you have any questions or require any assistance in executing your proxy, please call:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885)


PROXY PROCEDURES

IN ORDER FOR YOUR VIEWS TO BE  REPRESENTED AT THE ANNUAL  MEETING,  PLEASE MARK,
SIGN,   DATE  AND  RETURN  THE   ENCLOSED   GOLD  PROXY  CARD  IN  THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.

     The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.


REVOCATION OF PROXIES

     Any Stockholder who has mailed a white proxy card to WCI may revoke it before it is voted by mailing a duly executed GOLD proxy card to the Participants bearing a date LATER than the white proxy card delivered to WCI. Proxies may also be revoked at any time prior to voting by: (i) delivering to the corporate secretary of WCI, a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked; (ii) delivering to the corporate secretary of WCI a duly executed proxy bearing a later date than the proxy delivered previously; or (iii) attending the Annual Meeting and voting in person.

     Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.


COST AND METHOD OF SOLICITATION

     Solicitation of proxies shall be made by Messrs. Icahn, Meister and Intrieri.

     The Icahn Parties have retained MacKenzie Partners, Inc. ("MacKenzie") to conduct the solicitation, for which MacKenzie is to receive a fee not to exceed $250,000, and reimbursement for its reasonable out-of-pocket expenses. The Icahn Parties have agreed to indemnify MacKenzie against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to MacKenzie pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that MacKenzie will employ approximately 35 persons to solicit proxies from WCI Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $40,000 to date, and is estimated to be approximately $450,000 in total.

     The Icahn Parties intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Nominees are elected to the Board of Directors of WCI, but do not intend to submit the issue of reimbursement to a vote of security holders.


ADDITIONAL INFORMATION

     Certain information regarding the securities of WCI held by WCI's Directors, nominees, management and 5% Stockholders is contained in WCI's Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of WCI must be received by WCI for inclusion in WCI's Proxy Statement and form of proxy for that meeting is also contained in WCI's Proxy Statement. This information is contained in WCI's public filings. The Participants take no responsibility for the accuracy or completeness of such information.


Date: April 30, 2007                             ICAHN PARTNERS LP
                                                 ICAHN PARTNERS MASTER FUND LP
                                                 HIGH RIVER LIMITED PARTNERSHIP

                                   APPENDIX I

                   SUPPLEMENTAL NOMINEE AND OTHER INFORMATION

Set forth below are the dates, types and amounts of each Participant's purchases and sales of WCI's securities within the past two years.(5)


Name of                         Date of Purchase                Amount of Shares
Participant                          or Sale                    of Common Stock
                                                                Purchased (Sold)
--------------------------------------------------------------------------------
High River                        August 24, 2006                     10,200
--------------------------------------------------------------------------------
High River                        August 25, 2006                     15,800
--------------------------------------------------------------------------------
High River                        August 25, 2006                     4,600
--------------------------------------------------------------------------------
High River                        August 28, 2006                      120
--------------------------------------------------------------------------------
High River                        August 29, 2006                     35,180
--------------------------------------------------------------------------------
High River                        August 30, 2006                     18,840
--------------------------------------------------------------------------------
High River                       September 5, 2006                    40,000
--------------------------------------------------------------------------------
High River                       September 6, 2006                    60,000
--------------------------------------------------------------------------------
High River                       September 7, 2006                    22,920
--------------------------------------------------------------------------------
High River                       September 8, 2006                    41,520
--------------------------------------------------------------------------------
High River                       September 11, 2006                   60,000
--------------------------------------------------------------------------------
High River                       September 12, 2006                   60,000
--------------------------------------------------------------------------------
High River                       September 13, 2006                   25,880
--------------------------------------------------------------------------------
High River                       September 14, 2006                   19,940
--------------------------------------------------------------------------------
High River                        October 30, 2006                   (20,000)
--------------------------------------------------------------------------------
High River                       December 13, 2006                   (30,000)
--------------------------------------------------------------------------------
High River                        January 3, 2007                    156,000
--------------------------------------------------------------------------------
High River                        January 4, 2007                     76,580
--------------------------------------------------------------------------------
High River                        January 5, 2007                     50,000
--------------------------------------------------------------------------------
High River                        January 8, 2007                    100,000
--------------------------------------------------------------------------------
High River                        January 9, 2007                    112,040
--------------------------------------------------------------------------------
High River                        January 10, 2007                    91,125
--------------------------------------------------------------------------------
High River                        January 11 2007                     42,320
--------------------------------------------------------------------------------
High River                        January 12 2007                    286,660
--------------------------------------------------------------------------------
Icahn Partners                    August 24, 2006                     17,507
--------------------------------------------------------------------------------
Icahn Partners                    August 25, 2006                     7,895
--------------------------------------------------------------------------------
Icahn Partners                    August 25, 2006                     27,119
--------------------------------------------------------------------------------
Icahn Partners                    August 28, 2006                      206
--------------------------------------------------------------------------------
Icahn Partners                    August 29, 2006                     60,382
--------------------------------------------------------------------------------
Icahn Partners                    August 30, 2006                     32,336
--------------------------------------------------------------------------------
Icahn Partners                   September 5, 2006                    67,747
--------------------------------------------------------------------------------
Icahn Partners                   September 6, 2006                   102,349
--------------------------------------------------------------------------------
Icahn Partners                   September 7, 2006                    39,148
--------------------------------------------------------------------------------
Icahn Partners                   September 8, 2006                    70,917
--------------------------------------------------------------------------------
Icahn Partners                   September 11, 2006                  102,482
--------------------------------------------------------------------------------
Icahn Partners                   September 12, 2006                  102,482
--------------------------------------------------------------------------------
Icahn Partners                   September 13, 2006                   44,203
--------------------------------------------------------------------------------
Icahn Partners                   September 14, 2006                   34,058
--------------------------------------------------------------------------------
Icahn Partners                    October 30, 2006                   (33,951)
--------------------------------------------------------------------------------
Icahn Partners                   December 13, 2006                   (51,402)
--------------------------------------------------------------------------------
Icahn Partners                    January 3, 2007                    285,195
--------------------------------------------------------------------------------
Icahn Partners                    January 4, 2007                    132,516
--------------------------------------------------------------------------------
Icahn Partners                    January 5, 2007                    113,645
--------------------------------------------------------------------------------
Icahn Partners                    January 8, 2007                    174,065
--------------------------------------------------------------------------------
Icahn Partners                    January 9, 2007                    195,023
--------------------------------------------------------------------------------
Icahn Partners                    January 10, 2007                   158,650
--------------------------------------------------------------------------------
Icahn Partners                    January 11, 2007                    72,680
--------------------------------------------------------------------------------
Icahn Partners                    January 12, 2007                  1,146,640
--------------------------------------------------------------------------------
Icahn Master                      August 24, 2006                     23,293
--------------------------------------------------------------------------------
Icahn Master                      August 25, 2006                     10,505
--------------------------------------------------------------------------------
Icahn Master                      August 25, 2006                     36,081
--------------------------------------------------------------------------------
Icahn Master                      August 28, 2006                      274
--------------------------------------------------------------------------------
Icahn Master                      August 29, 2006                     80,338
--------------------------------------------------------------------------------
Icahn Master                      August 30, 2006                     43,024
--------------------------------------------------------------------------------
Icahn Master                     September 5, 2006                    92,253
--------------------------------------------------------------------------------
Icahn Master                     September 6, 2006                   137,651
--------------------------------------------------------------------------------
Icahn Master                     September 7, 2006                    52,532
--------------------------------------------------------------------------------
Icahn Master                     September 8, 2006                    95,163
--------------------------------------------------------------------------------
Icahn Master                     September 11, 2006                  137,518
--------------------------------------------------------------------------------
Icahn Master                     September 12, 2006                  137,518
--------------------------------------------------------------------------------
Icahn Master                     September 13, 2006                   59,317
--------------------------------------------------------------------------------
Icahn Master                     September 14, 2006                   45,702
--------------------------------------------------------------------------------
Icahn Master                      October 30, 2006                   (46,049)
--------------------------------------------------------------------------------
Icahn Master                     December 13, 2006                   (68,598)
--------------------------------------------------------------------------------
Icahn Master                      January 3, 2007                    338,805
--------------------------------------------------------------------------------
Icahn Master                      January 4, 2007                    173,804
--------------------------------------------------------------------------------
Icahn Master                      January 5, 2007                     86,355
--------------------------------------------------------------------------------
Icahn Master                      January 8, 2007                    225,935
--------------------------------------------------------------------------------
Icahn Master                      January 9, 2007                    253,137
--------------------------------------------------------------------------------
Jonathan R. Macey                February 14, 2007                     100
--------------------------------------------------------------------------------
Michael L. Ashner                February 21, 2007                    10,000
--------------------------------------------------------------------------------


-------------------------
(5) Please refer to Attachment 1 to this Appendix I for a description of certain cash settled derivative agreements relating to shares of Common Stock entered into by the respective Icahn Parties.

Part of the purchase price of shares of Common Stock purchased by High River was obtained through margin borrowing. Shares of Common Stock purchased by High River are maintained in a margin account that includes positions in securities in addition to such shares. The indebtedness of the margin account as of April 29, 2007 was approximately $482,703,442.

As of April 29, 2007, (i) High River is the direct beneficial owner of $1,000,000 in aggregate principal amount of the WCI's 9 1/8 Senior Subordinated Notes due 2012 (the "9 1/8 Notes"), (ii) Icahn Partners is the direct beneficial owner of $1,698,000 in aggregate principal amount of the 9 1/8 Notes and (iii) Icahn Master is the direct beneficial owner of $2,302,000 in aggregate principal amount of the 9 1/8 Notes. The date on which each of High River, Icahn Partners and Icahn Master purchased such 9 1/8 Notes was October 4, 2006.

                                                      ATTACHMENT 1 TO APPENDIX I

The Icahn Parties have entered into a number of derivative agreements, commonly referred to as Total Return Swaps with counterparties, which agreements provide that the profit to the Icahn Parties shall be based upon the increase in value of the shares of Common Stock and the loss to the Icahn Parties shall be based upon the decrease in the value of the shares of Common Stock, during the period from inception of the applicable agreement to its termination. The agreements provide that they settle in cash. In addition to the shares of Common Stock which they beneficially own as described above, the Icahn Parties currently have long economic exposure to an aggregate of 5,427,113 shares of Common Stock through such agreements. These agreements do not give the Icahn Parties direct or indirect voting, investment or dispositive control over the shares of Common Stock to which these agreements relate and, accordingly the Icahn Parties disclaim any beneficial ownership in the shares of Common Stock to which these agreements relate. Of these agreements, (A) Morgan Stanley is the counterparty with respect to agreements relating to an aggregate of (i) 702,600 reference shares of Common Stock with High River, (ii) 1,188,374 reference shares of Common Stock with Icahn Partners and (iii) 1,622,026 reference shares of Common Stock with Icahn Master and (B) Merrill Lynch is the counterparty with respect to agreements relating to an aggregate of (i) 322,320 reference shares of Common Stock with High River, (ii) 568,033 reference shares of Common Stock with Icahn Partners and (iii) 1,023,760 reference shares of Common Stock with Icahn Master. The following table indicates the date of each Total Return Swap trade (each representing the establishment of a long economic exposure position) by the Participants within the past two years, and the number of shares of Common Stock referenced in each such trade.


                                  Date                  Amount of Reference
Name of Participant                                     Shares of
                                                        Common Stock
--------------------------------------------------------------------------------
High River                   October 4, 2006                83,840
--------------------------------------------------------------------------------
High River                   October 6, 2006                45,440
--------------------------------------------------------------------------------
High River                   October 9, 2006                 3,080
--------------------------------------------------------------------------------
High River                   October 11, 2006                2,460
--------------------------------------------------------------------------------
High River                   October 13, 2006               50,000
--------------------------------------------------------------------------------
High River                   October 16, 2006              100,000
--------------------------------------------------------------------------------
High River                   October 17, 2006               43,020
--------------------------------------------------------------------------------
High River                   October 18, 2006               32,900
--------------------------------------------------------------------------------
High River                   October 19, 2006               29,000
--------------------------------------------------------------------------------
High River                   October 20, 2006               21,840
--------------------------------------------------------------------------------
High River                   October 23, 2006               41,860
--------------------------------------------------------------------------------
High River                   October 24, 2006               41,800
--------------------------------------------------------------------------------
High River                   October 25, 2006               72,920
--------------------------------------------------------------------------------
High River                   October 26, 2006               55,340
--------------------------------------------------------------------------------
High River                   October 27, 2006               35,720
--------------------------------------------------------------------------------
High River                   October 30, 2006               43,380
--------------------------------------------------------------------------------
High River                  December 12, 2006               34,200
--------------------------------------------------------------------------------
High River                  December 13, 2006               63,000
--------------------------------------------------------------------------------
High River                  December 14, 2006               22,200
--------------------------------------------------------------------------------
High River                  December 15, 2006               95,860
--------------------------------------------------------------------------------
High River                  December 18, 2006               53,000
--------------------------------------------------------------------------------
High River                  December 19, 2006               53,860
--------------------------------------------------------------------------------
High River                  December 20, 2006                  200
--------------------------------------------------------------------------------
Icahn Partners               October 4, 2006               137,986
--------------------------------------------------------------------------------
Icahn Partners               October 6, 2006                77,138
--------------------------------------------------------------------------------
Icahn Partners               October 9, 2006                 5,228
--------------------------------------------------------------------------------
Icahn Partners               October 11, 2006                4,176
--------------------------------------------------------------------------------
Icahn Partners               October 13, 2006               84,879
--------------------------------------------------------------------------------
Icahn Partners               October 16, 2006              169,757
--------------------------------------------------------------------------------
Icahn Partners               October 17, 2006               73,030
--------------------------------------------------------------------------------
Icahn Partners               October 18, 2006               55,849
--------------------------------------------------------------------------------
Icahn Partners               October 19, 2006               49,230
--------------------------------------------------------------------------------
Icahn Partners               October 20, 2006               37,075
--------------------------------------------------------------------------------
Icahn Partners               October 23, 2006               71,060
--------------------------------------------------------------------------------
Icahn Partners               October 24, 2006               70,958
--------------------------------------------------------------------------------
Icahn Partners               October 25, 2006              123,787
--------------------------------------------------------------------------------
Icahn Partners               October 26, 2006               93,944
--------------------------------------------------------------------------------
Icahn Partners               October 27, 2006               60,637
--------------------------------------------------------------------------------
Icahn Partners               October 30, 2006               73,640
--------------------------------------------------------------------------------
Icahn Partners              December 12, 2006               75,970
--------------------------------------------------------------------------------
Icahn Partners              December 13, 2006              107,944
--------------------------------------------------------------------------------
Icahn Partners              December 14, 2006               36,635
--------------------------------------------------------------------------------
Icahn Partners              December 15, 2006              164,171
--------------------------------------------------------------------------------
Icahn Partners              December 18, 2006               90,749
--------------------------------------------------------------------------------
Icahn Partners              December 19, 2006               92,221
--------------------------------------------------------------------------------
Icahn Partners              December 20, 2006                  343
--------------------------------------------------------------------------------
Icahn Master                 October 4, 2006               197,374
--------------------------------------------------------------------------------
Icahn Master                 October 6, 2006               104,622
--------------------------------------------------------------------------------
Icahn Master                 October 9, 2006                 7,092
--------------------------------------------------------------------------------
Icahn Master                 October 11, 2006                5,664
--------------------------------------------------------------------------------
Icahn Master                 October 13, 2006              115,121
--------------------------------------------------------------------------------
Icahn Master                 October 16, 2006              230,243
--------------------------------------------------------------------------------
Icahn Master                 October 17, 2006               99,050
--------------------------------------------------------------------------------
Icahn Master                 October 18, 2006               75,751
--------------------------------------------------------------------------------
Icahn Master                 October 19, 2006               66,770
--------------------------------------------------------------------------------
Icahn Master                 October 20, 2006               50,285
--------------------------------------------------------------------------------
Icahn Master                 October 23, 2006               96,380
--------------------------------------------------------------------------------
Icahn Master                 October 24, 2006               96,242
--------------------------------------------------------------------------------
Icahn Master                 October 25, 2006               167,893
--------------------------------------------------------------------------------
Icahn Master                 October 26, 2006              127,416
--------------------------------------------------------------------------------
Icahn Master                 October 27, 2006               82,243
--------------------------------------------------------------------------------
Icahn Master                 October 30, 2006               99,880
--------------------------------------------------------------------------------
Icahn Master                December 12, 2006               60,830
--------------------------------------------------------------------------------
Icahn Master                December 13, 2006              144,056
--------------------------------------------------------------------------------
Icahn Master                December 14, 2006               52,165
--------------------------------------------------------------------------------
Icahn Master                December 15, 2006              219,269
--------------------------------------------------------------------------------
Icahn Master                December 18, 2006              121,251
--------------------------------------------------------------------------------
Icahn Master                December 19, 2006              123,219
--------------------------------------------------------------------------------
Icahn Master                December 20, 2006                  457
--------------------------------------------------------------------------------
Icahn Master                 January 10, 2007              205,853
--------------------------------------------------------------------------------
Icahn Master                 January 11, 2007               96,660
--------------------------------------------------------------------------------

IMPORTANT


1. If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, MacKenzie Partners, Inc., in the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

3.   If you have  already  submitted  a white  proxy  card to WCI for the Annual
     Meeting, you may change your vote to a vote FOR the election of the Nominees by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to WCI. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

     If you have any questions or require any assistance in executing your proxy, please call:


                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885)

GOLD PROXY CARD

WCI COMMUNITIES, INC.
2007 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP AND
HIGH RIVER LIMITED PARTNERSHIP

     The undersigned hereby appoints and constitutes each of Carl C. Icahn, Keith A. Meister and Vincent J. Intrieri (acting alone or together) as proxies, with full power of substitution and resubstitution in each, to represent the undersigned at the Annual Meeting of Stockholders of WCI Communities, Inc. ("WCI") to be held on Friday, June 15, 2007 at 10:00 a.m. (EDT), and at any adjournment, postponement or continuation thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of WCI held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, THE PERSONS NAMED ON THIS GOLD PROXY CARD WILL VOTE YOUR SHARES FOR CARL C. ICAHN, DAVID ---
SCHECHTER, JONATHAN R. MACEY, PETER C. CLAPMAN, AUGUSTE E. RIMPEL, JR., HOWARD LORBER, MICHAEL L. ASHNER, JEROME M. BECKER, SUMNER BAYE AND HUGH F. CULVERHOUSE WITH RESPECT TO PROPOSAL 1, AND WILL ABSTAIN FROM VOTING WITH RESPECT TO PROPOSAL 2.



                      SIGN, DATE AND MAIL YOUR PROXY TODAY

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

ICAHN PARTNERS, ICAHN MASTER AND HIGH RIVER EACH RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW. NO RECOMMENDATION IS MADE AS TO THE REMAINING PROPOSALS.

[X]   PLEASE MARK VOTES AS IN THIS EXAMPLE.

      STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY.

      YOUR VOTE IS VERY IMPORTANT TO US.


1.    Election of directors -- Nominees:  [     ]         [     ]       [     ]
      (01) Carl C. Icahn                  FOR ALL         WITHHOLD      FOR ALL
      (02) David Schechter                NOMINEES        FROM ALL      EXCEPT
      (03) Jonathan R. Macey                                            NOMINEES
      (04) Peter C. Clapman
      (05) Auguste E. Rimpel, Jr.
      (06) Howard Lorber
      (07) Michael L. Ashner
      (08) Jerome M. Becker
      (09) Sumner Baye
      (10) Hugh F. Culverhouse


      NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

----------------------------------------------------------


2.    Ratification of appointment of      [     ]         [     ]       [     ]
      Ernst & Young LLP as independent      FOR           AGAINST       ABSTAIN
      registered public accounting firm
      for 2007.


3. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING WHICH ARE UNKNOWN TO THE PARTICIPANTS A REASONABLE TIME BEFORE THE SOLICITATION.


         MARK HERE IF AN ADDRESS CHANGE HAS BEEN          [     ]
         NOTED ON THE REVERSE SIDE OF THIS CARD

         Please be sure to sign and date this Proxy.


         --------------------------------------------------   ------------------
                  SIGNATURE(S) OF STOCKHOLDER(S)                       DATE


         -----------------------------------------------------------------------
         TITLE, IF ANY


         SIGNATURE (IF HELD JOINTLY):  ________________________   ______________
                                                                       DATE